The PNC Financial Services Group, Inc. Sanford C. Bernstein Strategic Decisions Conference June 2, 2010 Exhibit 99.1

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
This presentation includes “snapshot” information about PNC used by way of illustration.  It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings.  The presentation also contains forward-looking statements regarding our outlook or expectations relating to PNC’s future business, operations, financial condition, financial performance, capital and liquidity levels, and asset quality.  Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at www.pnc.com/investorevents.  We provide greater detail regarding some of these factors in our first quarter 2010 Form
10-Q and 2009 Form 10-K, including in the Risk Factors and Risk Management sections of those reports, and in our subsequent SEC filings
(accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings).  We have included web addresses here and elsewhere in this presentation as inactive textual references only.  Information on these websites is not part of this document.
Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject.  The forward-looking statements in this presentation speak only as of the date of this presentation.  We do not assume any duty and do not undertake to update those statements.
In this presentation, we will sometimes refer to adjusted results to help illustrate the impact of certain types of items, such as the acceleration of accretion of the remaining issuance discount on our TARP preferred stock in connection with the first quarter 2010 redemption of such stock, our fourth quarter 2009 gain related to BlackRock’s acquisition of Barclays Global Investors (the “BLK/BGI gain”), our fourth quarter 2008 conforming provision for credit losses for National City, and other integration costs in the 2010, 2009 and 2008 periods.  This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or a substitute for, our
GAAP results.  We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these respective items on our results for the periods presented due to the extent to which the items are not indicative of our ongoing operations.
In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments.  We believe this adjustment may be useful when comparing yields and margins for all earning assets.
We may also provide information on pretax pre-provision earnings (total revenue less noninterest expense), as we believe that pretax pre-
provision earnings is useful as a tool to help evaluate the ability to provide for credit costs through operations.
This presentation may also include discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the
Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor
Relations.”

Today’s Discussion
PNC Continues to Build a Great Company. PNC Continues to Build a Great Company.
PNC’s franchise is powerful and our execution
delivered a strong 1Q10 performance
PNC has made tremendous progress on meeting
our strategic financial objectives
PNC is well-positioned to achieve greater value as
the economy recovers

WA
OR
ID
CA
NV
AZ
MN
WI
MI
IL
IN
OH
PA
NY
MA
CT
NJ
DE
DC
MD
WV
VA
KY
MO
NC
TN
SC
GA
AR
LA
FL

Footprint covering nearly 1/3 of the U.S.
population
Retail
Corporate & Institutional
A leader in serving middle-market
customers and government entities
One of the largest bank-held asset
managers in the U.S.
Asset Management
Residential Mortgage
One of the nation’s largest mortgage
platforms
PNC’s Powerful Franchise
8th
$265 billion Assets
U.S. Rank¹
March 31, 2010
6,467
2,461
$183 billion
5th
ATMs
5th
Branches
6th
Deposits
(1) Rankings source: SNL DataSource; Headquartered in U.S.
CO
TX
KS
OK
BlackRock
A leader in investment management, risk
management and advisory services worldwide
A Powerful
Franchise and
a Solid 1Q10
th
th
th
th
1

Substantial 1Q10 Achievements
1Q10 pretax pre-provision earnings
¹
/provision
1Q10 Highlights
Successfully delivered on key
strategic objectives while executing
the PNC business model
- Redeemed TARP preferred stock
- Improved quality of capital through
common equity issuance
- Conversion of National City now 3/4
ths
complete
Well-positioned, asset-sensitive
balance sheet with an improved risk
profile, increased loan loss reserves,
more liquidity
Delivered strong financial results
3.09
2.20
1.75
1.65
1.65
1.63
1.46
1.42
1.17
0.96
0.70
0.59
0.54
MTB
PNC
WFC
COF
JPM
USB
BAC
BBT
CMA
FITB
KEY
STI
RF
X
A Powerful
Franchise and
a Solid 1Q10
(1) Total revenue less noninterest expense.  Further information for PNC is provided in the Appendix. Peer Source: SNL DataSource.

PNC’s Higher Quality, Differentiated
Balance Sheet
$291
17
8
21
$52
$193
24
58
$111
$291
73
175
$43
Dec. 31,
2008
¹
(8)  13 Other
(7)   1 Preferred equity
($26) $265 Total liabilities and equity
($10) $42 Borrowed funds
(13) 11 Other time/savings
($10) $183 Total deposits
9   26 Common equity
(12) 46 Retail CDs
$15 $126 Transaction deposits
(23) 50 Other assets
(18) 157 Total loans
($26) $265 Total assets
$58
March 31,
2010
$15
Change
Investment securities
Category (billions)
Core funded - loans to
deposits ratio of 86%
Appropriately reserved
Improved quality and
pricing of deposit base
Duration of equity of
negative 1.7 years
Improved quality of
capital
Highlights
(1) December 31, 2008 is the closing date of our acquisition of National City.
A Powerful
Franchise and
a Solid 1Q10

Relative Credit Risk Profile
1Q10 reserves / annualized NCOs
Key 1Q10 Metrics
Nonperforming
loans to total
loans
Nonperforming
assets to total
assets
Net charge-
offs to average
loans
Allowance for
loan and lease
losses to loans
3.66%
4.02%
2.46%
2.97%
1.77%
3.00%
3.38%
3.65%
2.4
1.9
1.6
1.4
1.4
1.2
1.2
1.2
1.2
1.1
1.1
1.0
1.0
MTB
PNC
FITB
BBT
CMA
JPM
WFC
KEY
USB
RF
BAC
STI
COF
X
A Powerful
Franchise and
a Solid 1Q10
1
(1) As of or for the quarter ended March 31, 2010. Net charge-offs percentage is annualized. Peers represents average of banks identified in the Appendix.  Sources: SNL DataSource, company reports.

Relative Capital Positioning
March 31, 2010 Tier 1 common ratio
Improved quality of capital
- Common as a % of Tier 1
capital
²
increased to 77%
from 49%
Capital priorities
- Maintain strong capital levels
- Support our clients
- Invest in our businesses
- Return capital to
shareholders when
appropriate
PNC highlights
(1) Proforma ratio reflects the impact of the pending sale of PNC Global Investment Servicing, which is anticipated to close in the third quarter of 2010 subject to regulatory approvals and certain other closing conditions. Further information is provided in the Appendix.
(2) Tier 1 risk-based capital ratio as of 1Q09 was 10.0%.  Tier 1 risk-based capital ratio as of 1Q10 was 10.3%.
7.1% 7.1% 7.1%
9.6%
7.9%
7.7%
9.1%
7.6%
8.7%
7.5%
7.0%
8.6%
FITB RF USB WFC KEY BAC STI PNC PNC BBT JPM CMA
A Powerful
Franchise and
a Solid 1Q10

PNC’s Framework for Success
1.02%
>$1.4 billion
37%
1.9%
(vs. 2.7% in 4Q09)
86%
March 31, 2010
1.30%+
>$1.5 billion
>50%
0.3%-0.5%
80%-90%
Strategic
Objective
Return on
average assets
(three months ended)
Key Metrics
Loans to deposits
ratio
(as of)
Provision to
average loans
(provision for three
months ended,
annualized)
Noninterest
income/total
revenue
(three months ended)
Acquisition-
related cost
savings
(annualized run rate)
Executing our
strategies
PNC Business
Model
Staying core
funded
Returning to a
moderate risk
profile
Growing high
quality, diverse
revenue
streams
Creating
positive
operating
leverage
(.56) RF
(.37) STI
(.16) KEY
(.04) FITB
.36 CMA
.47 BBT
.51 BAC
.65 JPM
.85 WFC
.88 MTB
.94 USB
1.02 PNC
1.23% COF
1Q10 ROAA
Meeting
Strategic
Financial
Objectives
Peer source: SNL DataSource.

An Environment of Change
Economic environment
- Subdued recovery
- Unemployment
- Interest rates
Regulatory environment
- PNC’s culture and principles
- Impact on competitors
- Reputational impact
Well
Positioned to
Achieve
Greater Value
PNC’s Vision, Values and Business Model Position Us Well to
Successfully Navigate the Uncertain Environment.

PNC’s Opportunities for Growth
Acquisition cost savings
Improvement in credit costs
Capturing revenue
Leveraging the brand and
positioning to grow revenue
Balance sheet flexibility
Lending
New sales and deeper relationships
Bold thinking
M & A opportunities
Execution
Well
Positioned to
Achieve
Greater Value
1.30%
+
ROAA Goal
Asset/Revenue Growth

Balance Sheet and Lending Opportunities
PNC’s Balance Sheet Is Positioned to Take Advantage of Higher
Rates and an Increase in Loan
Demand.
.
Substantial lending potential
Corporate & Institutional
Increased loan utilization
Commercial real estate
Retail
Small business
Credit card
Direct/indirect auto
Residential mortgage
Significant balance sheet flexibility
As of March 31, 2010
Strong deposit funding base
Asset sensitive – positioned to
benefit from an increase in interest
rates
Duration of equity of negative 1.7
years
Well
Positioned to
Achieve
Greater Value

VirtualWallet
by PNC

PNC Healthcare Advantage
Integrated solutions to transform the healthcare revenue cycle

PNC

Meeting Changing Customer Needs
PNC Is a Recognized Leader in Product Innovation. PNC Is a Recognized Leader in Product Innovation.
Well
Positioned to
Achieve
Greater Value
Averaging 350 new accounts per day since launch;
approaching 200,000 users
From 4Q08 to 1Q10 PNC has grown our Gen-Y customer
base by 17%
A successful platform to reach a broader consumer base
over time
- Students, Gen-X, Retirees
Industry-wide, nearly $2 trillion in annual healthcare
payments are processed; growing at 7% annually
PNC was the first bank accredited by the Electronic
Healthcare Network Accreditation Commission for both
clearinghouse and lockbox operations
PNC’s Healthcare Advantage revenue has grown at an
annual compound rate of 17% since 2004

Product Sales Across the Franchise
Corporate
Banking
Wealth
Management
Institutional
Investments
Commercial
Banking
1Q10 annualized sales
contribution by region
Sales highlights
Products
Legacy PNC
markets
¹
62%
Legacy National City
markets
²
38%
(1) Includes overlap markets where PNC had a higher deposit share than National City prior to the acquisition. (2) Includes overlap markets where National City had a higher deposit share than PNC prior to the acquisition.
PNC Has Significant Sales Momentum Across the Franchise. PNC Has Significant Sales Momentum Across the Franchise.
Well
Positioned to
Achieve
Greater Value
1Q10 franchise sales up 23% vs. 1Q09
1Q10 sales up 22% vs. 1Q09
92% of markets exceeded 1Q10 goal
1Q10 sales up 25% vs. 1Q09
70% of markets exceeded 1Q10 goal
Legacy PNC markets
Legacy National City markets
1
2

Executing on Retail Cross Sell Opportunities
PNC Is Recognized for Focusing on Employee Engagement to Grow and
Deepen Consumer Relationships.
Well
Positioned to
Achieve
Greater Value
Awarded to 15
companies worldwide
recognized for an
extraordinary ability
to create an engaged
workplace culture
PNC is a two-time
winner and the only
U.S. bank to be
recognized
“Gallup Great Workplace Award” Recipient
Relative cross-selling success
¹
1.2 COF
2.0 JPM
2.4 USB
2.6 BAC
2.7 RF
2.8 STI
2.9 FITB
Average # of products
owned per retail customer
3.2 WFC
3.3 PNC
3.4 BBT
(1) Source: Forrester Research, September 2009.

Executing on C&IB Cross Sell Opportunities
PNC Is Recognized for the Ability to Successfully Grow and PNC Is Recognized for the Ability to Successfully Grow and
Deepen Corporate Relationships Across the Franchise. Deepen Corporate Relationships Across the Franchise.
1Q09 1Q10
Treasury Management
$276
$298
Well
Positioned to
Achieve
Greater Value
Revenue
1
Sales force at 126%
of goal
Annualized sales
revenue from cross-
sold relationships
+24% versus 1Q09
1Q10 cross-sell
highlights
1Q09 1Q10
Capital Markets
$43
$164
Sales force at 100%
of goal
Annualized sales
revenue from cross-
sold relationships
+26% versus 1Q09
1Q10 cross-sell
highlights
Revenue
1
(1) Consolidated PNC amounts.

Summary
PNC Continues to Build a Great Company. PNC Continues to Build a Great Company.
Our franchise is powerful and our ability to
execute delivered a strong 1Q10 performance
We have made tremendous progress on meeting
our strategic financial objectives
We are well-positioned to achieve greater value as
the economy recovers

Cautionary Statement Regarding Forward-Looking
Information
Appendix
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review.
It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality and/or other matters regarding or affecting PNC that are forward-
looking statements within the meaning of the Private Securities Litigation Reform Act.  Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “will,” “project” and other similar words and expressions.  Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date they are made. We do not assume any duty and do not undertake to update our forward-
looking statements.  Actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.  We provide greater detail regarding some of these factors in our first quarter 2010 Form 10-Q and 2009 Form 10-K, including in the Risk Factors and Risk Management sections of those reports, and in our subsequent SEC filings.  Our forward-looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this presentation or in our filings with the SEC, accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings.  We have included these web addresses as inactive textual references only.  Information on these websites is not part of this document.
•Our businesses and financial results are affected by business and economic conditions, both generally and specifically in the principal markets in which we operate. In particular, our businesses and financial results may be impacted by:
o
Changes in interest rates and valuations in the debt, equity and other financial markets;
o
Disruptions in the liquidity and other functioning of financial markets, including such disruptions in the markets for real estate and other assets commonly securing financial products;
o
Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates;
o
Changes in our customers’, suppliers’ and other counterparties’ performance in general and their creditworthiness in particular;
o
Changes in levels of unemployment; and
o
Changes in customer preferences and behavior, whether as a result of changing business and economic conditions, climate-related physical changes or legislative and regulatory initiatives, or other factors.
•A continuation of turbulence in significant portions of the US and global financial markets, particularly if it worsens, could impact our performance, both directly by affecting our revenues and the value of our assets and liabilities and indirectly by affecting our counterparties and the economy generally.
•Our business and financial performance could be impacted as the financial industry restructures in the current environment, both by changes in the creditworthiness and performance of our counterparties and by changes in the competitive and regulatory landscape.
•Given current economic and financial market conditions, our forward-looking financial statements are subject to the risk that these conditions will be substantially different than we are currently expecting.  These statements are based on our current expectations that interest rates will remain low in the first half of 2010 but will move upward in the second half of the year and our view that the moderate economic recovery that began last year will extend through 2010.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation. Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity, and funding. These legal and regulatory developments could include:
o
Changes resulting from legislative and regulatory responses to the current economic and financial industry environment;
o
Other legislative and regulatory reforms, including broad-based restructuring of financial industry regulation as well as changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other aspects of the financial institution industry;
o
Increased litigation risk from recent regulatory and other governmental developments;
o
Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental inquiries;
o
The results of the regulatory examination and supervision process, including our failure to satisfy the requirements of agreements with governmental agencies;
o
Changes in accounting policies and principles;
o
Changes resulting from legislative and regulatory initiatives relating to climate change that have or may have a negative impact on our customers’ demand for or use of our products and services in general and their creditworthiness in particular; and
o
Changes to regulations governing bank capital, including as a result of the so-called “Basel 3” initiatives.
•Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance, derivatives, and capital management techniques, and by our ability to meet evolving regulatory capital standards.
•The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can impact our business and operating results.
•Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.
•Our ability to implement our business initiatives and strategies could affect our financial performance over the next several years.
•Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.
•Our business and operating results can also be affected by widespread natural disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and capital and other financial markets generally or on us or on our customers, suppliers or other counterparties specifically.
•Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our equity interest in BlackRock, Inc. are discussed in more detail in BlackRock’s filings with the SEC, including in the Risk Factors sections of
BlackRock’s reports. BlackRock’s SEC filings are accessible on the SEC’s website and on or through BlackRock’s website at
www.blackrock.com.  This material is referenced for informational purposes only and should not be deemed to constitute a part of this document.
In addition, our acquisition of National City Corporation (“National City”) on December 31, 2008 presents us with a number of risks and uncertainties related both to the acquisition itself and to the integration of the acquired businesses into PNC.  These risks and uncertainties include the following:
•The anticipated benefits of the transaction, including anticipated strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•
Our ability to achieve anticipated results from this transaction is dependent on the state going forward of the economic and financial markets, which have been under significant stress.  Specifically, we may incur more credit losses from National City’s loan portfolio than expected.  Other issues related to achieving anticipated financial results include the possibility that deposit attrition or attrition in key client, partner and other relationships may be greater than expected.
•
Legal proceedings or other claims made and governmental investigations currently pending against National City, as well as others that may be filed, made or commenced relating to National City’s business and activities before the acquisition, could adversely impact our financial results.
•
Our ability to achieve anticipated results is also dependent on our ability to bring National City’s systems, operating models, and controls into conformity with ours and to do so on our planned time schedule.  The integration of National City’s business and operations into PNC, which includes conversion of National City’s different systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to National City’s or PNC’s existing businesses.  PNC’s ability to integrate National
City successfully may be adversely affected by the fact that this transaction has resulted in PNC entering several markets where PNC did not previously have any meaningful retail presence.
In addition to the National City transaction, we grow our business from time to time by acquiring other financial services companies.
Acquisitions in general present us with risks, in addition to those presented by the nature of the business acquired, similar to some or all of those described above relating to the National City acquisition.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results.  Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company.  The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.

Impact of Pending Sale of
PNC Global Investment Servicing
1
1.1 Net intangible assets
1.3 Goodwill and other intangible assets
Elimination of net intangible assets:
Less:
(1.5) Book equity / intercompany debt
(billions)
$1.6
(0.2)
0.5
(0.3)
0.8
$2.3
Estimated PNC tangible capital improvement
Eligible deferred income taxes on goodwill
and other intangible assets
After-tax gain
Income taxes
Pretax gain
Sales price
Estimated gain and capital enhancement
Appendix
(1) The transaction is currently expected to close in the third quarter of 2010, subject to regulatory approvals and certain other closing conditions.

Risk-Based Capital Ratios
1.6 1.6 Net impact of pending 2010 sale of GIS
1
11.0% 8.6% Proforma ratios
2
$24.5 $19.2 Proforma
10.3% 7.9% Ratios
$17.6
Tier 1 common
$22.9 March 31, 2010 - Capital
Tier 1 risk-based $ in billions
(1) Pending sale of PNC Global Investment Servicing (“GIS”) is anticipated to occur in the third quarter of 2010 subject to regulatory approvals and certain other closing conditions.  (2) We believe that the disclosure of these ratios reflecting the estimated impact of the pending sale of GIS provides additional meaningful information regarding the risk-based capital ratios at that date and the impact of this event on these ratios.
Appendix

Non-GAAP to GAAP Reconcilement
Appendix
For the three months
ended,
in millions except per share data
Adjustments,
pretax
Income taxes
(benefit) Net income
Net income
attributable to
common shareholders
Diluted EPS from
net income
Net income, as reported $671 $333 $.66
Adjustments:
Integration costs $113 ($40) 73 73 .15
TARP preferred stock accelerated discount accretion
2
250 .50
Net income, as adjusted $744 $656 $1.31
For the three months
ended,
in millions except per share data
Adjustments,
pretax
Income taxes
(benefit)
1
Net income
Net income
attributable to
common shareholders
Diluted EPS from
net income
Net income, as reported $1,107 $1,011 $2.17
Adjustments:
Gain on BlackRock/BGI transaction ($1,076) $389 (687) (687) (1.49)
Integration costs 155 (54) 101 101 .22
Net income, as adjusted $521 $425 $.90
For the three months
ended,
in millions except per share data
Adjustments,
pretax
Income taxes
(benefit)
1
Net income
Net income
attributable to
common shareholders
Diluted EPS from
net income
Net income, as reported $530 $460 $1.03
Adjustments:
Integration costs $52 ($19) 33 33 .08
Net income, as adjusted $563 $493 $1.11
March 31, 2010
(1) Calculated using a marginal federal income tax rate of 35%. The after-tax gain on the BlackRock/BGI transaction also reflects the impact of state income taxes.
(2) Represents accelerated accretion of the remaining issuance discount on redemption of the TARP preferred stock in February 2010.
PNC believes that information adjusted for the impact of certain items may be useful due to the extent to which the items are not indicative of our ongoing operations.
December 31, 2009
March 31, 2009
1

Non-GAAP to GAAP Reconcilement
Appendix
For the three months ended, in millions
Pretax
Income taxes
(benefit)
1
Net income
Reported net income (loss) ($246)
Conforming provision for credit losses - National City $504 ($176) 328
Net income excluding conforming provision for credit
losses - National City
$82
December 31, 2008
PNC believes that information adjusted for the impact of certain items may be useful due to the extent to which the items are not indicative of our ongoing operations.
Year ended, in millions
Pretax
Income taxes
(benefit)
1
Net income
Reported net income $2,403
Gain on BlackRock/BGI transation ($1,076) $389 (687)
Net income excluding gain on BlackRock/BGI transaction $1,716
Year ended, in millions except percentages
Net income Average assets
Return on
average assets
Reported  $2,403 $276,876 0.87%
Excluding gain on BlackRock/BGI transaction $1,716 $276,876 0.62%
December 31, 2009
December 31, 2009
(1) Calculated using a marginal federal income tax rate of 35%. The after-tax gain on the BlackRock/BGI transaction also reflects the impact of state income taxes.
For the three months ended, in millions except ratio
March 31, 2010
in millions
Total revenue $3,763
Noninterest expense 2,113
Pretax pre-provision earnings $1,650
Provision $751
Excess of pretax pre-provision earnings over provision $899
Pretax pre-provision earnings/provision 2.20
PNC believes that pretax pre-provision earnings is useful as a tool to help evaluate the ability to provide for credit costs through operations.
PNC believes that information adjusted for the impact of certain items may be useful due to the extent to which the items are not indicative of our ongoing operations.

Peer Group of Banks
Appendix
The PNC Financial Services Group, Inc. PNC
BB&T Corporation BBT
Bank of America Corporation BAC
Capital One Financial, Inc. COF
Comerica Inc. CMA
Fifth Third Bancorp FITB
JPMorgan Chase JPM
KeyCorp KEY
M&T Bank MTB
Regions Financial Corporation RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wells Fargo & Co. WFC
Ticker